AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")

                                  Supplement to
                 Ameritas Low-Load Variable Universal Life,
           Ameritas Low-Load Survivorship Variable Universal Life and
                        Ameritas No Load Variable Annuity
                                  Prospectuses
                                Dated May 1, 2004
                         Supplement Dated April 1, 2005


1. Effective April 1, 2005, we must receive requests for Rydex Subaccount orders, transfers and redemptions by 2:30 p.m. Central Time for same day processing. Requests for Rydex Subaccount transactions received later than 2:30 p.m. Central Time will be processed the following Business Day.

2. Effective April 8, 2005, under an Agreement and Plan of Reorganization, the following Strong Funds will be transferred to the corresponding Wells Fargo Variable Trust fund, as listed below:

              Strong Fund      Proposed to be Reorganized Into This       Wells Fargo Advantage Fund
              Strong Discovery Fund II                                    Advantage Discovery Fund
              Strong Opportunity Fund II                                  Advantage Opportunity Fund

         The investment adviser for each of the WFVT funds is Wells Fargo Funds Management, LLC and the subadviser is Wells Capital Management.

3. Effective May 1, 2005, the Janus Aspen Series - Institutional Shares Growth portfolio will no longer be available for new investments in your Policy. Funds allocated to the Janus Aspen Growth portfolio as of the close of business April 30, 2005 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option. If you have established a program with premium allocations to the Janus Growth portfolio, effective May 1, 2005, those allocations will be made to the Vanguard Variable Insurance Fund Money Market portfolio.

4. The Board of Scudder VIT EAFE(R) Equity Index Fund approved the termination and liquidation of the fund effective July 22, 2005. On that date, the fund will no longer be available as an investment option ("portfolio") under your Policy.

         Funds allocated to the EAFE Equity Index as of the close of business April 30, 2005 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option. If you have established a program with premium allocations to the EAFE Equity Index portfolio, effective May 1, 2005, those allocations will be made to the Vanguard Variable Insurance Fund Money Market portfolio.

         In the event that funds are allocated to the Scudder EAFE Equity Index fund as of July 22, 2005, Ameritas will proceed with substituting the shares of this portfolio, along with future allocations, with shares of the Vanguard Variable Insurance Fund Money Market portfolio in accordance with guidelines established by the Securities and Exchange Commission.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.